Prospectus Supplement
John Hancock Capital Series
John Hancock U.S. Global Leaders Growth Fund (the fund)
Supplement dated September 23, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of March 31, 2025 (the Effective Date), Robert L. Rohn will no longer serve as portfolio manager of the fund and Tucker Brown will be added as a portfolio manager of the fund. As of the Effective Date, Hrishikesh Gupta and Kishore Rao will continue to serve as portfolio managers of the fund, and together with Tucker Brown, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Robert L. Rohn will be removed from the Summary Prospectus and the following will be added to the fund’s portfolio manager information under the heading “Portfolio management”:
Tucker Brown
Principal
Managing the fund effective March 31, 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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